AMENDMENT TO ASSIGNMENT OF DEPOSIT ACCOUNT

WHEREAS, under date of June 25, 1997, Blue Fish Clothing, Inc. (the "Borrower") executed an Assignment of Deposit Account or other written agreement creating a security interest (such agreement, together with any amendment thereto, hereinafter collectively referred to as "Security Agreement") covering certain collateral more specifically described therein (the "Collateral"), said Security Agreement having been delivered or assigned to Carnegie Bank, N.A. (the "Bank"), a copy of which is attached hereto and made a part hereof and

WHEREAS, Bank, as holder of the Security Agreement, has acquired all the rights and remedies of a secured party under the Uniform Commercial Code; and

WHEREAS, The Borrower has requested the Bank to release a portion of the Collateral, $542,000.00 of the original Certificate of Deposit issued by Carnegie Bank, N.A. account No. 100019396 in the amount of $842,000.00, on June 23, 1997.

NOW, THEREFORE, in consideration of the foregoing and the obligations of the parties hereunder, and intending to be legally bound hereby, the Borrower and Bank agree as follows:

1. The Bank does hereby release a portion of its security interest in the following described Collateral.

     $542,000.00 of the original Certificate of Deposit issued by Carnegie Bank, N.A. account 100019396 in the amount of $842,000.00, on June 23, 1997.

2. The Borrower does hereby pledge unto Bank, its successors and assigns, the remaining portion of Certificate of Deposit issued by Carnegie Bank, N.A. account No. 100019396 in the amount of $300,000.00.

3. The Borrower does hereby agree to maintain a minimum deposit account with Carnegie Bank, N.A. in an amount not less than $500,000.00.

4. Except for the partial release of Collateral effected by this amendment, the Security Agreement is hereby ratified and all of its terms and provisions remain in full force and effect.

5. This Agreement shall in all respects be governed by the laws of the state of New Jersey which govern the Security Agreement.

Witness the due execution hereof this 30th day of September, 1997.

WITNESS:                               BORROWER:
                                       Blue Fish Clothing, Inc.



                                       By:
----------------------------              ---------------------------------
                                          Jennifer P. Barclay, President


ATTEST:                                BANK:
                                       Carnegie Bank, N.A.



By:                                    By:
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